UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 23, 2009

Commission File Number 000-31395

VillageEDOCS, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	33-0668917
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

1401 N. TUSTIN AVE, STE 230, SANTA ANA, CA	92705
(Address of principal executive offices)	(Zip Code)

(714) 734-1030

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02  Unregistered Sale of Equity Securities/

Item 3.03  Material Modification of Rights of Security Holders

Effective December 23, 2009, C. Alan Williams converted 33,500,000 shares of our Series A Preferred Stock into 33,500,000 of our Common Stock. Accordingly, after this conversion, the Registrant has no shares of its Series A Preferred Stock outstanding. This transaction is exempt from registration under the Securities Act, pursuant to Section 4(2). No underwriters were used in this transaction and this transaction resulted in no consideration to the Registrant because it relates to the conversion of Series A Preferred Stock into Common Stock for no additional consideration.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 23, 2009	VILLAGEEDOCS, INC.

	By:	/s/ Michael A. Richard
Print Name: Michael A. Richard Title: Chief Financial Officer